Exhibit 10.12

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

REAGENT SUPPLY AND TECHNOLOGY TRANSFER AGREEMENT

between

89 Bio Ltd.

a company incorporated in accordance with the laws of Israel

(“BUYER”)

and

Teva Biotech GmbH

a company incorporated in accordance with the laws of Germany

(“SUPPLIER”)

WHEREAS, SUPPLIER and BUYER agreed to enter into a supply agreement (“Agreement”) to serve as the general framework for, and to govern the supply of [***], [***] and [***] by SUPPLIER to BUYER or its Affiliates; and

WHEREAS, SUPPLIER has the know-how, expertise, capability, experience and the infrastructure necessary to supply the [***], [***], [***] and [***] (the “Products”, as such term is defined below) subject to and in accordance with the terms hereof;

THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.	INTERPRETATION AND DEFINITIONS

1.1.	The preamble to this Agreement forms an integral part hereof.

1.2.	Clause headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the interpretation of this Agreement.

1.3.	All appendices to this Agreement, if any, whether attached at the time of signature hereof or by signature at any time thereafter, shall be construed as an integral part of this Agreement.

1.4.	In this Agreement, the following expressions shall bear the meanings assigned to them below and cognate expressions shall bear corresponding meanings.

1.4.1.

“Affiliate” shall mean a company that, directly or indirectly, through one or more intermediates, controls, is controlled by, or is under common control with the company specified. For such purpose the term “control” means the holding of fifty or more than fifty percent (50%) or, if less than fifty percent (50%), the maximum percentage as allowed by applicable law, of the common voting stock or ordinary shares in, or the right to appoint more than fifty percent (50%) of the directors of, or the right to share more than fifty percent (50%) of the profits of, the said corporation, company, partnership, joint venture or entity.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.4.2.	“cGMP” shall mean Current Good Manufacturing Practice;

1.4.3.

“Classified Information” is information such as know-how and trade secrets that is (i) not necessary for Tech Transfer described in Section 15 to an experienced CMO (i.e. is not needed to enable an experienced CMO to manufacture products meeting the same specifications and quality as the Products), and (ii) necessary only for the purpose described in Section 2.4 and 3.10, and (iii) regarded as highly confidential of e.g. third party manufacturers, and notified as such by SUPPLIER to BUYER.

1.4.4.	“Effective Date” shall be April 16, 2018.

1.4.5.

“Manufacture” or “Manufacturing” shall mean the manufacturing, testing, labeling, packaging and release of the Product and the Batches in accordance with the Quality System Requirements and the Specifications.

1.4.6.

“Product” shall mean any of the following: [***] or [***] or [***] or [***] further details of which are set out in the description and Specification (as defined in Annex 1 through Annex 4 attached hereto).

1.4.7.	“Products” shall mean more than one Product.

1.4.8.

“Quality Agreement” shall mean the quality agreement between the Parties in respect of the Products and the supply thereof, realized in a separate agreement as soon as practicable after the Effective Date.

1.4.9.

“Quality System Requirements” shall mean current Good Manufacturing Practices; the then-current good manufacturing practices and standards for the manufacture, testing, filling and/or preparation for delivery of drug substance pursuant to (a) the U.S. Federal Food, Drug and Cosmetics Act as amended (21 USC 301 et seq.), (b) relevant U.S. regulations found in Title 21 of the U.S. Code of Federal Regulations (including but not limited to Parts 11, 210, 211, and (c) the EC Guide to Good Manufacturing Practice for Medicinal Drug Products, including respective guidance documents and any comparable laws, rules or regulations of any of the above jurisdictions, as each may be amended from time to time. cGMP also includes adherence to any applicable product license requirements, to the current requirements of the United States

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Pharmacopoeia/National Formulary, the current requirements of the European Pharmacopoeia and the relevant current International Conference on Harmonization (ICH) guidance documents, including without limitation the ICH Guidance Q7 Good Manufacturing Practices Guidance for Active Pharmaceutical Ingredients and including the Japanese Pharmaceutical Affairs Law (PAL) in the cGMP, all as applicable.

1.4.10.

”Regulatory Authorities” shall mean any and all governmental bodies and organizations with jurisdiction over the processing, manufacturing, testing, labeling, packaging, delivery, importation, distribution, use or sale of the Product.

1.4.11.

”Shelf Life” shall mean the recommendation of time during which the Product can be stored under specified conditions with defined quality remaining. The time starts with the manufacturing date and ends with expiry date. The Shelf Life of the Products is defined in Annexes 1 - 4.

1.4.12.

“Specifications” shall mean the specifications for a Product (including without limitation, the technical and release specifications) set out in the Quality Agreement, which will be consistent with the specifications set forth in the Certificate of Analysis for the most recent batches of Products produced (referred to as “acceptance criterion”, “specifications” or “acceptance limits” depending on the relevant certificate).

1.5.	Each of SUPPLIER and BUYER shall be called individually as a “Party” and collectively as “Parties”.

2.	SUPPLY OF PRODUCTS

2.1.

With effect from the Effective Date, and subject to the terms herein, SUPPLIER undertakes to manufacture, sell and supply to the BUYER all of BUYER’s orders to SUPPLIER for the Products (provided that such demand is made in accordance with the ordering mechanism and volume limitations set forth in Section 3 and Annexes 1—4 of this Agreement), and BUYER hereby undertakes to purchase the Products supplied to BUYER by SUPPLIER on the terms and conditions set out in this Agreement.

2.2.

Promptly following the execution of this Agreement, the Parties will enter into a separate Quality Agreement. In the event of contradiction in any issue other than quality issues, the terms and conditions of this Agreement will prevail upon those of the Quality Agreement. Any term or definition appearing in the Quality Agreement will be interpreted in accordance to this Agreement unless specifically defined in the Quality Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.3.

The Products will be Manufactured or supplied by the SUPPLIER in accordance with the Specifications and in accordance with the Quality System Requirements, the terms hereof and the requirements of applicable Regulatory Authorities, and quantities thereof will be supplied by SUPPLIER to BUYER as agreed between the Parties, and as illustrated in Annexes 1 - 4 hereto, free and clear of any and all encumbrances, liens, or other third party rights.

2.4.

SUPPLIER shall Manufacture / supply the Products solely for further processing by or on behalf of BUYER and/or its licensees to support production of material for research and development purposes (including without limitation clinical trials).

2.5.

For any Product supplied following the Effective Date, SUPPLIER shall guarantee a Shelf Life for each of the Products as defined in detail in Annexes 1 - 4. For any Product supplied following the Effective Date, SUPPLIER shall supply the Products with a Shelf life remaining at the date of delivery, which allows BUYER to further process the Products, but in any case not less than twelve months of Shelf Life. In the event that the Product has less than twelve months of Shelf life at the date of delivery for any reason, BUYER may send the Product back to the SUPPLIER and the cost of such Product described above shall be borne by SUPPLIER. In such cases BUYER may, at its sole discretion, (a) decide to accept, keep and use Batches with less than the guaranteed remaining Shelf life at the date of delivery or (b) request a replacement Product, in which case SUPPLIER shall as soon as practicably feasible deliver a replacement Product with a Shelf life meeting the guaranteed remaining Shelf life. BUYER will inform the SUPPLIER of the decision not later than thirty (30) days from delivery in writing.

2.6.

SUPPLIER shall only make available for delivery quantities of Product to BUYER once SUPPLIER’s quality control department has found the Product suitable to be delivered, based on its own testing results with regard to the Products Manufactured by SUPPLIER, or based on testing results received from the third party manufacturer of the Products (if SUPPLIER bases its quality control decisions with respect to the use of the same Product for production of its products on such results), all in accordance with the Specifications, the Quality Agreement, the Quality System Requirements and in accordance with the relevant regulatory demands, all at BUYER’s requested delivery dates (as specified in accordance with the provisions of Section 3 below).

2.7.

SUPPLIER shall inform BUYER in advance and in writing of any specific precautionary and protective measures which SUPPLIER is aware that are required for the safe handling of the Products to the best knowledge of the SUPPLIER.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.8.

SUPPLIER will not subcontract certain part(s) of the Manufacturing (for the Products manufactured by the SUPPLIER) and will not change the subcontractor for certain part(s) of the Manufacturing (for the Products manufactured by third party manufacturers defined in Annexes 1 - 4) to a third party or to another third party respectively without BUYER prior written approval in accordance to the terms and conditions of the Quality Agreement. BUYER shall not withhold such approval unreasonably.

3.	ORDERS, QUANTITIES, LEAD TIME AND DELIVERIES

3.1.

BUYER shall provide the SUPPLIER with a monthly updated, rolling, nonbinding forecast (“Forecast”), specifying BUYER’s requirements of each of the Products separately covering the following twelve (12) months. The forecasted quantities of each of the Products per month shall be within the quantity ranges defined in the Annexes 1 - 4.

3.2.

Promptly after the Effective Date with respect to the First Order (as defined below) or one hundred and eighty (180) days prior to the delivery date at the latest with respect to all further orders for Products, BUYER shall place firm orders (“Purchase Order”) specifying the required quantity of the Products at the Supply Prices in Annexes 1 - 4 and delivery conditions effective at the order date. For clarity, the order described in Annex 6 (“First Order”) will be delivered in accordance with dates listed in Annex 6.

3.3.

Each Purchase Order shall detail the total order quantity of Product(s) to be delivered, and shall specify BUYER’s requested date of delivery (taking into consideration a one hundred and eighty (180) days lead time with respect to orders other than the First Order).

3.4.

Within seven (7) business days following the receipt of each Purchase Order, SUPPLIER shall acknowledge receipt of such Purchase Order. No order shall be binding upon SUPPLIER until acceptance by written acknowledgment was sent by SUPPLIER to BUYER; provided that SUPPLIER is obliged to confirm BUYER’s Purchase Order within such seven (7) business days period in the event that such Purchase Order complies with the terms of this Agreement. Failure to respond within such seven (7) business days period shall be deemed acceptance of BUYER’s Purchase Order, provided such Purchase Order complies with the terms of this Agreement.

3.5.

SUPPLIER shall be required to supply to BUYER all quantities of Product requested in any Purchase Order in accordance with the terms thereof and on the delivery date requested in respect thereof; provided that the quantities ordered under such Purchase Order do not exceed the maximum order quantity per Product defined in Annexes 1 - 4.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.6.

A delay in delivery, attributed to the SUPPLIER, of any Purchase Order of Product or deviation in quantity of Product supplied, shall entitle BUYER to terminate the applicable Purchase Order without any requirement to compensate SUPPLIER in respect of same, provided that a delay of up to ten (10) days in the delivery of any Purchase Order of Product or discrepancy of ± ten (10)% between the quantity as stated on the invoice and the actual quantity delivered, shall not constitute a breach by SUPPLIER hereunder and shall not entitle BUYER to terminate the Purchase Order as set forth above (provided that BUYER shall only be required to pay for the quantities of Product that BUYER actually receives).

3.7.

In case of the implementation of a Change defined in Section 6 which might delay an original delivery date of a Purchase Order, the Parties will agree on a revised delivery date of such Purchase Order, unless such delay is due to SUPPLIER’s fault.

3.8.

The ordered Products shall be delivered to EXW SUPPLIER facility, Ulm, Germany, (Incoterms 2010) in accordance with the delivery configuration (as defined in Annexes 1 - 4). Risk of loss of or damage to the Products shall pass to BUYER according the rule of Incoterms 2010.

3.9.

At the time of the delivery, the Product shall conform to the Specifications. SUPPLIER undertakes to provide with every delivery of the Products each a Certificate of Analysis in accordance with the Quality Agreement. Such Certificate of Analysis shall be issued by the SUPPLIER for the Products CMP-SA-PEG and ST6GALNAC1, and by the third party manufacturers for MBP-GALNAC T2 and UDP-GalNAc. In addition, SUPPLIER undertakes to provide BUYER, together with the delivery of the Products, the applicable invoice, and packing list.

3.10.

Furthermore, upon BUYER’s request to answer authorities’ requests BUYER has received, SUPPLIER undertakes to provide BUYER for the Products being delivered any needed support with data to address such inquiries, complaints and requests, if such data and/or specific details are available with the SUPPLIER and do not include SUPPLIER’s Classified Information. All documentation/data from SUPPLIER submitted to answer regulatory requests is considered as confidential information. Upon BUYER’s request, SUPPLIER will provide Classified Information requested by, or needed for, a Regulatory Authority directly to the applicable Regulatory Authority. Supply of documents and information is further defined in Section 15.

3.11.

SUPPLIER understands that this Agreement is being executed in connection with that certain Asset Transfer and License Agreement among BUYER and Teva Pharmaceutical Industries Ltd., Ratiopharm GmbH and Teva Branded Pharmaceutical Products R&D, Inc. dated as of the date hereof (“Asset Transfer and License Agreement”) and that BUYER’s research and development activities with respect to assets purchased under such Agreement are dependent on, and BUYER is relying on, SUPPLIER’s timely delivery of the Products ordered by BUYER under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.12.

In the event that SUPPLIER anticipates to be unable to deliver the Product to BUYER in accordance with the confirmed order dates due to a reason beyond the reasonable control of SUPPLIER, SUPPLIER shall inform BUYER thereof and the Parties shall establish each time by mutual consultation the necessary arrangements for minimizing the possible loss and damage which BUYER may suffer from such delay in delivery.

3.13.

In case SUPPLIER faces a shortage in supply or manufacture of the Product, so that the amounts available are not sufficient to cover BUYER’s orders as well as SUPPLIER’s requirements, SUPPLIER will proceed to a partition between its own requirements and BUYER’s orders on a pro rata basis.

4.	PRICE AND PAYMENT

4.1.	The prices for the Products will be as set forth in Annexes 1 - 4 hereof.

4.2.	All prices and deliveries provided for herein are on EXW SUPPLIER’s facility, Ulm, Germany, (as per Incoterms 2010) basis.

4.3.

Any payment according to this Agreement shall be paid against invoices [***] days after the delivery date for the Products. Each payment due to SUPPLIER hereunder shall be paid by wire transfer of immediately available funds to an account designated by SUPPLIER in writing at least ten (10) days in advance of the payment date.

4.4.	SUPPLIER will issue an invoice to BUYER in respect of the Products on the day of delivery of the applicable ordered and released Product to BUYER.

5.	MANUFACTURING, STABILITY TESTING AND SUPPLY

5.1.	The Product shall be manufactured by the companies and in the manufacturing sites as follows:

•	[***]

•	[***]

•	[***]

•	[***]

It shall be SUPPLIER’s [***] decision for each confirmed order, which [***] Product to supply to BUYER, provided in each case that the supplied Product meets the Specifications set forth in the Quality Agreement.

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5.2.	The Products [***] and [***] to be supplied by SUPPLIER under this Agreement may be submitted to a change of the manufacturing process for the purpose of optimization.

With regard to [***], SUPPLIER is currently [***]. Supplies of [***] until [***] shall be processed using [***] unless confirmed otherwise by BUYER in writing.

With regard to [***], SUPPLIER is currently [***]. It shall be SUPPLIER’s [***] decision for each confirmed order, according to which [***] to be supplied will be manufactured, provided that the supplied Product meets the Specifications set forth in the Quality Agreement.

5.3.	With regard to [***] and [***] there are no changes in the manufacturing process planned by SUPPLIER.

5.4.

Independent of any changes in the manufacturing process, as described above, SUPPLIER shall supply the Products in accordance with the Quality System Requirements, this Agreement, the Quality Agreement and the Specifications, as amended from time to time in accordance with the provision of the Quality Agreement.

6.	CHANGE CONTROL

6.1.

SUPPLIER shall be solely responsible for any and all costs with respect to any change or modification that SUPPLIER intends to carry out in respect of the Product or the Manufacture thereof, including a change to the Specifications (“Change”).

6.2.

SUPPLIER shall be free to unilaterally proceed to any change in the manufacturing of the Products, provided that the Products supplied after such change comply with the Specifications and the quality criteria as defined under Section 5.4.

6.3.

With regard to any changes in the manufacturing which will lead to the Products supplied no longer complying with the original Specifications, but to which the SUPPLIER and/or its manufacturing subcontractors are mandatorily submitted to, as they are required to bring SUPPLIER’s Facility and or it’s subcontractor’s Facility and any general systems, operations and procedures relating to its performance of Manufacturing into compliance with cGMP, applicable laws or with the requirements of applicable Regulatory Authorities generally, SUPPLIER is obliged to inform BUYER before implementation. The implementation is nevertheless not subject to BUYER’s approval.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

In advance of implementing a Change which will lead to the Products supplied no longer complying with the original Specifications, SUPPLIER shall, upon BUYER’s request, produce sufficient stock of Product (according to the original Specifications) to enable continued manufacturing of BUYER finished medicinal product while evaluation of the potential impact of the Changes on BUYER’s manufacturing process is being performed. BUYER will place the required Purchase Orders in accordance to Section 3. BUYER acknowledges that the implemented Change may affect the shelf life of the Product, and in such cases the guaranteed shelf life according to Section 2.5, shall be adjusted as agreed by the Parties.

6.4.

With regard to [***] SUPPLIER may not be capable to produce such stock of Product, in view of the fact, that the [***] Product out the original manufacturing process is manufactured by SUPPLIER’s subcontractor, and this supply agreement with the subcontractor will terminate within the term of this Agreement. Such termination may even lead to SUPPLIER not be capable to confirm all orders for [***] out of the original manufacturing process, depending from the quantities required.

7.	SUPPLIER WARRANTIES AND UNDERTAKINGS

7.1.	SUPPLIER represents, warrants and covenants to BUYER that:

7.1.1.

it will perform all its obligations under this Agreement in accordance with this Agreement and all applicable laws and regulations, including but not limited to those pertaining to employee safety and health and environmental protection. SUPPLIER and/or its manufacturing subcontractors shall obtain and maintain, at its expense, all necessary permits, licenses and other documentation required now or hereafter in order to perform the Manufacturing, including, without limitation, facility licenses, registrations, authorizations and approvals which are necessary to perform the Manufacturing in accordance with the Quality System Requirements, and to comply with all applicable laws and regulations relating to SUPPLIER’s and/or its subcontractors’ activities.

7.1.2.

SUPPLIER and/or its manufacturing subcontractors have the requisite experience, knowledge and expertise, they have qualified personnel and the legal right to perform the Manufacturing hereunder in lawful and workmanlike manner, in accordance with the Quality System Requirements (including without limitation, in the event that any such Quality System Requirements change during the term of this Agreement), the Quality Agreement and this Agreement.

7.1.3.

the Products that are delivered hereunder shall (i) conform to the Specifications, (ii) be compliant with the Quality System Requirements, (iii) conform to the Quality Agreement, (iv) be in accordance to the terms and conditions to this Agreement, (v) shall be free from defects in workmanship and materials, and (vi) be free and clear of any and all encumbrances, liens, or other third party claims.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.1.4.

all Products supplied by SUPPLIER to BUYER pursuant to this Agreement shall be Manufactured at the manufacturing sites defined in Annexes 1 - 4 and Section 5.1 and in compliance with the Quality System Requirements, the Quality Agreement and this Agreement. SUPPLIER may use third parties according to provisions in the Quality Agreement.

7.1.5.

SUPPLIER and/or its manufacturing subcontractors is not under any obligation to any third party that would interfere with its performing the Manufacturing or which would be inconsistent with any of its representations or obligations during the term of this Agreement.

7.1.6.

it has rights and is entitled to supply the Products to BUYER. SUPPLIER confirms that to SUPPLIER’s best knowledge, nothing in its activities according and in connection with the obligations under this Agreement, including the manufacturing, selling, and supply of the Products, infringes or will infringe any third party intellectual property rights.

7.2.

EXCEPT AS EXPRESSLY SET FORTH UNDER IN THIS AGREEMENT, THE SUPPLIER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, WHETHER EXPRESS OR IMPLIED, RELATING TO PRODUCTS AND SERVICES, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, VALIDITY, PATENTABILITY OR ENFORCEABILITY.

7.3.

BUYER represents, warrants and covenants to SUPPLIER that it will perform all its obligations under this Agreement in accordance with this Agreement and all applicable laws and regulations, including but not limited to those pertaining to employee safety and health and environmental protection.

7.4.	Neither Party shall be entitled to claim from or recover from, the other Party, any special, incidental, consequential or punitive damages in connection with this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.	ACCEPTANCE; CONFORMITY DISPUTES; RECORDS; AUDITS

8.1.

Without derogating in any way from SUPPLIER’s warranty regarding the conformance of the Products to the Specifications and their Manufacture in accordance with the Quality System Requirements, BUYER shall, upon receipt of each shipment of the Products, only proceed to a visual examination of intactness and identity and quantity of the Products. In the event that BUYER detects by its visual examination, that Products delivered by SUPPLIER to BUYER is not conforming with the Specifications, or not conforming in its Manufacture with the Quality System Requirements, or is not complying with the Shelf life requirements, or not conforming with the confirmed order, then BUYER shall so inform SUPPLIER within thirty (30) days of BUYER’s receipt of the Products, without which BUYER is deemed to accept the Products with regard to conforming with the Specifications and Shelf life requirements, and subject to Section 8.3 below:

8.1.1.

SUPPLIER’s obligation, in case said above non-conformity is attributed to SUPPLIER, shall be to dispatch to BUYER a replacement Product that does meet the Specifications and does conform in its Manufacture with the Quality System Requirements and does comply with the Shelf life requirements at no additional cost to BUYER, in a reasonable delay, but latest within the lead time according to Section 3.2. At BUYER’s sole discretion SUPPLIER will alternatively reimburse BUYER for all payments made in connection with the Products at issue and all related costs.

8.1.2.

BUYER shall, if so requested by SUPPLIER, return to SUPPLIER at SUPPLIER’s expense, any ordered Product which the Parties agree that is non-conforming, or otherwise dispose of such ordered Product, at SUPPLIER’s expense, in accordance with instructions provided by SUPPLIER. If SUPPLIER does not provide any such instructions, within thirty (30) days following BUYER’s notification of non-conformity, BUYER may dispose of such ordered Product as BUYER may deem reasonably appropriate, provided that any such disposal complies with environmentally acceptable standards and applicable laws, and SUPPLIER shall bear the costs of such disposal.

8.1.3.

Notwithstanding the foregoing, SUPPLIER warrants the Products shall conform to the Specifications during its Shelf life, provided that BUYER has transported and stored the Products under the recommended transport and storage conditions. Any non-conformation of the Product to the Specifications during its Shelf life that was not or could not be detected by BUYER within its visual examination and identity testing upon receipt, shall be notified by BUYER to SUPPLIER or by SUPPLIER to BUYER promptly after discovery thereof, and Section 8.1.1. and 8.1.2. shall apply mutatis mutandis and SUPPLIER shall provide BUYER in case of nonconforming Product with an investigation report.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.2.

In the event of a dispute between BUYER and SUPPLIER regarding the rejection by BUYER of any delivered Product in respect of any deviation from the Specifications or from the Quality System Requirements or from the Shelf life requirements, the Parties’ quality assurance representatives shall jointly investigate such delivered Product in good faith. If the Parties are still unable to resolve such dispute, an independent, mutually agreed third party shall be retained to test representative samples of the allegedly non-conforming Product, and the details of BUYER’s contentions as to nonconformance, which third party laboratory shall examine such samples in a method specified by the Parties as part of a mutually agreed testing procedure. The Parties shall endeavor to procure that within thirty (30) days, the said laboratory issues its finding as to whether the delivered Product conform to the Specifications and/or the Quality System Requirements and/or the Shelf life requirements. The results of the said laboratory shall be final and binding on the Parties, and the costs associated with such submission and determination shall be borne by the Party against which the laboratory decides, as shall the costs of the Manufacture of a replacement if such is needed.

8.3.

BUYER’s obligation to effect payment for any Purchase Order alleged by BUYER not to be in compliance with the Specifications and/or the Quality System Requirements and/or the Shelf life requirements shall be held in abeyance pending resolution of the matter.

8.4.

During the period of five (5) years unless a longer period may be required by applicable law, rule or regulation, SUPPLIER will retain originals of the documentation related to the Manufacturing and the Products as required by applicable law, rule or regulation and Quality System Requirements (as applicable).

8.5.

SUPPLIER shall allow representatives of any regulatory authority or other governmental agency with jurisdiction over the Manufacture of the Products to audit SUPPLIER’s Facilities utilized in the Manufacture, testing, packaging, storage, and delivery of the Products. SUPPLIER shall further support BUYER to achieve the right to audit the relevant facilities of SUPPLIER’s manufacturing subcontractors or any of its subcontractor’s facilities in which any part of the Manufacturing is conducted.

9.	CONFIDENTIAL INFORMATION

9.1.

The Parties acknowledge that there may be disclosure of each other’s Confidential Information to the other Party and/or its Affiliates. (“Confidential Information” means, subject to Section 9.3, any and all non-public information of whatever nature that is supplied by one Party to the other Party, whether disclosed directly or indirectly, 1) in writing (irrespective of the way of the writing, e.g., hardcopy fax, electronic writing, drawings, etc.) and designated or marked as secret, confidential, or proprietary by the disclosing Party, 2) orally and confirmed in writing as confidential within thirty (30) days from the date of disclosure or 3) by observation by the receiving Party. Confidential Information of SUPPLIER shall include, without limitation, all non-public information relating to the Product. Confidential Information of BUYER shall include, without limitation, all nonpublic information relating to the finished medicinal product;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

9.2.

In consideration of the disclosing Party making available its Confidential Information to the recipient Party and/or its Affiliates, the recipient Party undertakes that it shall, and shall procure that each of its permitted recipients shall:

9.2.1.	treat and safeguard as private and confidential all the Confidential Information of the disclosing Party;

9.2.2.

use the Confidential Information of the disclosing Party only for those purposes reasonably required or anticipated under this Agreement and/or the Asset Transfer and License Agreement and without prejudice to the generality of the foregoing, not use any Confidential Information of the disclosing Party to obtain any commercial advantage over the disclosing Party;

9.2.3.

ensure the proper and secure storage of all Confidential Information of disclosing Party, applying standards of care reasonably expected to maintain the confidentiality thereof and no less stringent than standards applied to protection of recipient Party’s own confidential information;

9.2.4.

not at any time without the disclosing Party’s prior written consent disclose or reveal, whether directly or indirectly any of the disclosing Party’s Confidential Information to any person whatsoever save its permitted recipients, and then on a limited need to know basis, who shall be informed by it of the confidential nature of the Confidential Information and of the confidentiality terms of this Agreement and for whom it hereby accepts full responsibility in the event that any such person shall breach the duty of confidence imposed upon them; and

9.2.5.

not at any time have any discussion, correspondence or contact with any third party, other than permitted recipients, concerning the disclosing Party’s Confidential Information without the prior written consent of the disclosing Party.

“permitted recipient” shall mean, with respect to each Party, any of such Party’s actual or potential employees, consultants, contractors, licensees and acquirers.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

9.3.

Notwithstanding the above, “Confidential Information” shall not include and the obligations in this Agreement regarding Confidential Information do not apply to the extent that the recipient Party can prove by written evidence that the respective information:

9.3.1.

is, at the time of its disclosure by the disclosing Party, wholly available to the public and could be obtained without reference to the Confidential Information by any person with no more than reasonable diligence;

9.3.2.

becomes generally available to the public after such disclosure otherwise than by reason of a breach of any of the undertakings in this Agreement or any breaches of confidence by the recipient Party or its permitted recipients;

9.3.3.	is, at the time of such disclosure, lawfully already within its possession, as evidenced by written records;

9.3.4.	is independently developed by the recipient party without reference to the Confidential Information of the disclosing Party, as evidenced by records; or

9.3.5.	is received by recipient Party from a third party who disclosed such information to recipient Party without breaching an obligation of confidentiality to disclosing Party.

9.4.

Other than the limited and restricted rights of use set out in this Section 9 nothing in this Agreement intends to or has the effect of granting any right, title, license or interest to the recipient Party in respect of the disclosing Party’s Confidential Information except as otherwise expressly provided herein.

9.5.

If the recipient Party or any of its permitted recipients becomes compelled to disclose any Confidential Information in the circumstances where the recipient Party is required to disclose by law or by any stock exchange or other regulatory authorities having jurisdiction, a breach or threatened breach of this Section 9 occurs or becomes apparent, or the recipient Party becomes aware of any misuse of the Confidential Information, the recipient Party shall inform the disclosing Party in writing of such obligation or fact as soon as possible after it is informed or the recipient Party becomes aware of it and, if any and possible, before any Confidential Information is disclosed, so that (if the disclosing Party in its absolute discretion shall see fit) a protective order or other appropriate remedy may be sought. The recipient Party agrees to assist and co-operate (and shall procure that each of its permitted recipients shall, as appropriate, assist and co-operate) in any action which the disclosing Party may decide to take. The recipient Party shall notify the disclosing Party prior to each disclosure of Confidential Information if it is under any obligation which would or might compel it to disclose any Confidential Information and subsequent to such disclosure it shall not voluntarily assume any such obligation.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

9.6.

Upon termination of this Agreement or at the request of the disclosing Party, each Party shall promptly return to the other, at the other’s request, any and all Confidential Information of the other (including copies of documents, computer records and records on all other media) then in its possession or under its control except where such Confidential Information is covered under surviving license rights between the Parties and/or their Affiliates (including under the Asset Transfer and License Agreement) and except of one single copy for archival purposes, kept in secure nature, to fulfill legal requirements regarding documentation of business processes.

9.7.

The provisions of this Section 9 shall survive termination or expiry of this Agreement and shall continue in effect for [***] years after such termination or expiry; provided, however, that each Party thereafter will continue to use commercially reasonable endeavors to maintain the confidentiality of the other Party’s Confidential Information.

10.	LIABILITY AND INDEMNIFICATION

10.1.

The SUPPLIER shall indemnify and hold harmless BUYER and its Affiliates and each of its directors, officers and employees (the “BUYER Parties”) against any and all third party Claims (as defined below) and associated Losses (as defined below) that the BUYER Parties may suffer or incur in consequence of the following:

10.1.1.

any material failure by the SUPPLIER to perform any obligations under this Agreement and any unremedied breach by SUPPLIER of the representations, warranties or covenants given pursuant to Section 7.1;

10.1.2.

any infringement or alleged infringement or breach of any third party rights by the SUPPLIER, including without limitation any intellectual property rights, patents, trademarks, copyrights, know-how or confidential information, by the manufacturing of the Products, and/or use of the SUPPLIER’s intellectual property rights and/or the SUPPLIER’s Confidential Information in the performance of SUPPLIER’s activities in connection with this Agreement;

provided, however, that the SUPPLIER shall have no obligation to indemnify BUYER Parties if, and solely to the extent that, any such Claims and associated Losses are caused by BUYER Parties’ own negligence or willful misconduct in the performance of its rights or obligations hereunder or by BUYER Parties’ breach of a representation, warranty or covenant herein or failure by BUYER Parties to perform an express obligation under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

10.2.

BUYER shall indemnify and hold harmless the SUPPLIER and its Affiliates and each of its directors, officers, employees and shareholders (“SUPPLIER Parties”) against any and all third party Claims and associated Losses suffered or incurred in consequence of the following:

10.2.1.	any material failure by BUYER to perform any obligations under this Agreement and any unremedied breach by BUYER of the representations, warranties or covenants given pursuant to Section 7.3;

10.2.2.

any infringement or alleged infringement or breach of any third party rights by BUYER, including without limitation any intellectual property rights, patents, trademarks, copyright, know-how or confidential information, by use of the BUYER intellectual property rights and/or BUYER Confidential Information in the performance of BUYER’s activities in connection with this Agreement;

10.2.3.

any product liability claims relating to BUYER’s finished products and materials including any derivatives of the foregoing, conjugated form or formulation of the same to the extent such claim is based on the use of the finished products following the BUYER’s release; or

10.2.4.	the negligence of BUYER in relation to the use, processing, storage or sale of the Product or any derivative, conjugated form or formulation thereof;

provided, however, that BUYER shall have no obligation to indemnify the SUPPLIER Parties if, and solely to the extent, that any such Claims and associated Losses are caused by SUPPLIER Parties’ own negligence or willful misconduct in the performance of its rights and obligations under this Agreement or by SUPPLIER Parties’ breach of a representation, warranty or covenant herein or failure by SUPPLIER Parties to perform an express obligation under this Agreement.

10.3.	In this Section 10 the below definitions are to be applied:

10.3.1.	“Claims” means any and all charges, complaints, actions, suits, proceedings, hearings, investigations, claims and demands imposed upon a Party;

10.3.2.

“Losses” means any and all damages awards, deficiencies, settlement amounts, defaults, assessments, fines, dues, penalties, costs, fees, liabilities, obligations and expenses payable or awarded to a third party with respect to a Claim, together with all reasonable documented out-of-pocket costs and expenses incurred by a Party in defending against or complying with any Claims of a third party in accordance with the terms of this Agreement;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

10.4.	Indemnification Procedure

The Party (the “Indemnitee”) that intends to claim indemnification under this Section 101 shall:

10.4.1.

promptly, and in any event within twenty (20) business days of it receiving notice of the Claim, notify the other Party (the “Indemnitor”) in writing in general terms of any Claim which gives rise to or has the potential to give rise to the Indemnitee seeking to rely on and claim the benefit of the indemnification together with notification of the Indemnitee’s intention to rely on such indemnity, provided however, that failure to give such notice shall not relieve the Indemnitor of its indemnification obligations except and only to the extent such failure actually and materially prejudices the ability of the Indemnitor to defend against such Claims;

10.4.2.	not prejudice any defense to any Claim;

10.4.3.

subject to its other rights and obligations and compliance with the procedures set out in this Section 10, permit the Indemnitor to have overall control of the conduct of the negotiations and the proceedings including any counterclaim as well as retain and direct any legal counsel;

10.4.4.	cooperate as reasonably requested by the Indemnitor, at the Indemnitor’s expense, in the conduct of such Claim (and any counterclaim); and

10.4.5.	have the right (at its own expense) to participate in all proceedings and negotiations whether named or not as a party in the Claim or proceedings.

10.5.

The Indemnitor shall not settle or consent to an adverse judgment in any such Claim that adversely affects the rights or interests of any Indemnitee or imposes additional obligations (financial or otherwise) on such Indemnitee, without the prior express written consent of such Indemnitee (such consent not to be unreasonably withheld).

10.6.

If Indemnitee shall be obliged to provide testimony or records regarding the Claim in any legal or administrative proceeding not covered by the indemnity set forth above, Indemnitor shall reimburse Indemnitee for its reasonable out-of-pocket costs plus a reasonable hourly fee for its employees or representatives at Indemnitee’s standard commercial rates.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

11.	INSURANCE

During the Term and for [***] thereafter, BUYER shall carry and maintain insurance of the types and in amounts which are reasonable and customary in the pharmaceutical industry for companies of comparable size and for comparable activities. Such insurance shall insure against all liability, including but not limited to (when applicable to BUYER’s activities), bodily injury or property damage arising out of the manufacture, sale, distribution, marketing, Development or Commercialization of any Compounds or Products. Such insurance shall include commercial general liability insurance, including (when applicable to BUYER’s activities), product liability insurance, which coverage shall have limits of liability which are commercially reasonable for the pharmaceutical industry. The coverage limits set forth herein will not create any limitation on BUYER’s liability to Teva under this Agreement.

12.	TERM

12.1.

This Agreement shall be effective form the Effective Date until 31.12.2019 (“Term”). Thereafter, this Agreement shall terminate automatically without the requirement for any Party to give notice, unless extended by the mutual written agreement of the Parties.

12.2.	During the term of this Agreement, this Agreement may not be prematurely terminated by the Parties except for the cases set forth in Section 13.

13.	BREACH AND TERMINATION

13.1.	Either Party (“Non-Defaulting Party”) may terminate this Agreement before expiry of the Term with immediate effect upon written notice to the other Party (“Defaulting Party”) if:

13.1.1.	the Defaulting Party fails to deliver the Product and remedy within [***], or pay any undisputed sum payable under this Agreement [***] after a written demand issued after the original due date;

13.1.2.

the Defaulting Party makes or has made a material misrepresentation or commits a material breach of its obligations under this Agreement and, if the breach is capable of remedy, fails to remedy it during the period of [***] starting on the date of receipt of notice from the Non-Defaulting Party generally identifying the breach and requiring it to be remedied;

13.1.3.

there has been a filing of a bankruptcy or insolvency petition by or against a Defaulting Party, or entry by the Defaulting Party into an arrangement with its creditors, or application for or consent to the appointment of a receiver or trustee by the Defaulting Party, or the making of an assignment by the Defaulting Party for the benefit of creditors, or the Defaulting Party suffering or permitting the entry of an order adjudicating it as a bankrupt or insolvent which is not removed, dismissed or cured within sixty (60) days, or any shareholders’ meeting convened for the dissolution of the Defaulting Party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

13.2.

Unless agreed otherwise between the Parties, upon the termination of this Agreement, BUYER will purchase the Product in respect of which orders have been placed and accepted by SUPPLIER prior to expiration or termination of this Agreement, but not yet supplied on the date of termination.

13.3.

In the event that a condition of Force Majeure as defined in Article 16, prevents a Party from performing any of its material obligations for more than [***], the other Party may terminate this Agreement by giving written notice to the Party which has been prevented from performing with immediate effect.

13.4.

In the case SUPPLIER is not able to deliver Products within the Specification within [***] after SUPPLIER detected and informed BUYER immediately and/or BUYER detected that the manufactured / delivered Products are out of the Specification, BUYER is entitled to terminate this Agreement by written notice with immediate effect.

13.5.

In the event of termination or expiration of this Agreement for any reason whatsoever, neither Party shall be entitled as a result of such termination to any consequential damages or other similar payment whatsoever from the other, whether in respect of goodwill, loss of profit or otherwise.

14.	GOVERNING LAW AND DISPUTE RESOLUTION

This Agreement shall be governed and interpreted according to the laws of Israel without regard to provisions to conflicts of law. The UN Convention for the International Sale of Goods shall be excluded. Any dispute arising from this Agreement shall be resolved through the courts of Tel Aviv, Israel, and by no other court or jurisdiction.

15.	TRANSFER OF THE MANUFACTURING PROCESS

15.1.

At any time during the term of this Agreement, the BUYER has the right, at its sole discretion, to request a technology transfer from SUPPLIER or SUPPLIER’s Affiliate(s). Such technology transfer shall be limited to the Products [***], [***] and [***]. There will be no technology transfer for [***] under this Agreement.

15.1.1.

With regard to [***], SUPPLIER will transfer a Package of Documents of the original manufacturing process, such Package to be supplied [***] after Closing. Further, SUPPLIER will transfer a Package of Documents of the optimized manufacturing process, such Package to be supplied [***] after Closing. With regard to [***], SUPPLIER will transfer a Package of Documents of the original manufacturing process, such Package to be supplied [***] after Closing. Package of Documents for [***] shall comprise in addition to the standard documents, documentation relating to possible improvements of [***] Process demonstrated in small scale.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

15.1.2.

For [***], as used by [***] will be transferred. A transfer of [***] of [***] as used by [***] shall be limited to transfer of a Package of Documents, as available within SUPPLIER. SUPPLIER will transfer a Package of Documents of [***] within the limits defined above, such Package to be supplied [***] after Closing. SUPPLIER will transfer a Package of Documents of [***], such Package to be supplied [***] after Closing.

15.2.	“Package of Documents” under this Section 15 shall mean all documents as listed in Annex 1 to 4 in their original language.

15.3.	Further, Supplier shall supply the physical materials listed in Annex 5 (“Materials”) to BUYER [***] after Closing.

15.4.

In addition to the Package of Documents and Materials, BUYER has the right to request and SUPPLIER shall supply, limited by its technical and personnel capacities, additional available documents and materials as well as consultancy (in written, per telephone, and/or on-site).

15.5.	Any such supply of additional documents and materials, as well as any such consultancy may be granted until latest [***] after termination of this Agreement.

15.6.	The supply of the Package of Documents and the Materials in accordance with Section 15.2 and 15.3 will be [***] to BUYER.

15.7.	The supply of additional documents as well as consultancy will be remunerated based on [***]. The supply of additional materials will be remunerated on a [***] basis.

15.8.

SUPPLIER does not take any liability for the successful transfer of the Manufacturing Process of the Products. Nothing in this Section 15.8 shall be deemed to limit SUPPLIER’s obligations under Section 15.

16.	FORCE MAJEURE

Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement or the Services to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of such Party including but not limited to fires, earthquakes, floods, embargoes, wars, acts of war (whether war is declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or other acts, omissions or delays in acting by any administrative authority or other party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

17.	GENERAL PROVISIONS

17.1.

Assignment: Neither Party hereto may assign its rights and/or obligations hereunder in whole or in part, without the prior written consent of the other Party hereto, provided that each Party shall be entitled, at any time, to assign this Agreement to an Affiliate of such Party or to any purchaser of all or substantially all of its assets to which the subject matter of this Agreement relates, or to any successor corporation resulting from any merger or consolidation of such party with or into such corporation; provided, in each case, that the assignee agrees in writing to be bound by the terms of this Agreement, and the assigning Party shall remain liable for performance of all obligations of the assignee.

17.2.

Power and representation: Each Party has full power and authority to execute, deliver and perform this Agreement and to incur the obligations provided herein under their respective laws. The entering into of this Agreement has been duly authorized by all proper and necessary action or otherwise, of each of the Parties. No consent or approval of shareholders or of any other person, other than directors, officers, or employees of each Party (which approvals have been obtained) is required as a condition to the validity, implementation or enforceability of this Agreement.

17.3.

UN Convention: To the extent that it may otherwise be applicable, the Parties hereby expressly agree to exclude from the operation of this Agreement, the United Nations Convention on Contracts for the International Sale of Goods, concluded at Vienna, on 11 April 1980, as amended and as may be amended further from time to time.

17.4.

Entire Agreement: This Agreement constitutes the entire understanding between the Parties with regard to the subject matter hereof other than the Asset Transfer and License Agreement, the Quality Agreement, and except for such agreements supersedes all other prior written and oral understandings and agreements with respect to the subject matter hereof. This Agreement may be amended only by a written instrument signed by the Parties.

17.5.

Conflict with other documents: In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions set forth in any standard or other Purchase Order documentation or any document evidencing acceptance thereof or setting out terms of delivery and/or payment, the terms and conditions of this Agreement shall prevail unless such other document records expressly state that it prevails over this Agreement and is signed by duly authorized representatives of both Parties.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

18.	NOTICES

Any payment’s notice, or other written communication required or permitted to be made or given hereunder may be made or given by either Party by facsimile; by first-class mail, postage prepaid; or by courier to the mailing address or facsimile numbers set as below:

If to SUPPLIER:

Teva Biotech GmbH

Dornierstrasse 10

D-89079 Ulm

Germany

Attention: Geschäftsführung

If to BUYER:

89 Bio Ltd.

c/o Orbimed Israel Partners

89 Midanat Hayehudim

Herzliya 46766

Israel

Attention: CEO

or to such other addresses or facsimile numbers as a Party shall designate by notice, similarly given, to the other Party. Notices or written communications shall be deemed to have been sufficiently made or given: (i) if mailed, seven days after being dispatched by mail, postage prepaid; (ii) if by air courier, three days after delivery to the air courier company; or (iii) if by facsimile with confirmed transmission, within one day of transmission.

19.	SIGNATURES

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument. A facsimile or a portable document format (.pdf) copy of this Agreement, including the signature pages, shall be deemed an original.

[signatures on following pages]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement and the Appendices hereto as of the Effective Date.

89Bio Ltd.		Teva Biotech GmbH

signature:	/s/ Anat Naschitz	signature:	/s/ Hermann Allgaier
name: Anat Naschitz		name: Dr. Hermann Allgaier
designation: Director		designation: Managing Director of Teva Biotech GmbH

Date: March 29, 2018		Date: May 4, 2018

[SIGNATURE PAGE OF REAGENT SUPPLY AND TECHNOLOGY TRANSFER AGREEMENT]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

First Amendment

to Reagent Supply and Technology Transfer Agreement

This Agreement (“First Amendment Agreement”), effective as of the 25 day of June, 2018, (the “Amendment Date”), is entered into by and among: Teva Biotech GmbH, a company formed under the laws of Germany (“Supplier”); 89Bio Ltd., a company formed under the laws of Israel (“Buyer”); and UAB Rigridas, a company formed under the laws of the Republic of Lithuania, with an address at Jogailos str. 9, Vilnius, the Republic of Lithuania (“Buyer Subsidiary”).

WHEREAS, Supplier and Buyer are party to that certain Reagent Supply and Technology Transfer Agreement dated April 5, 2018 (the “Original Agreement”); and

WHEREAS, the Original Agreement contemplates, among other things, that Buyer will order, receive and pay for certain Products (as defined in the Original Agreement) and that Supplier will supply Buyer with, and invoice Buyer for, such Products; and

WHEREAS, the Parties wish to enable Buyer to have Buyer Subsidiary receive and pay for Products under the Original Agreement on Buyer’s behalf and to have Supplier supply Products to Buyer Subsidiary and invoice Buyer Subsidiary for such Products; and

WHEREAS, in order to enable such actions by Buyer Subsidiary, the parties wish to add Buyer Subsidiary as a party to the Original Agreement;

WHEREAS, the parties wish to amend the Agreement, with effect as of the date of the execution of the Original Agreement (the “Effective Date”), in accordance with the terms and conditions of this First Amendment Agreement.

NOW THEREFORE, the parties agree as follows:

20. The parties agree to amend the Original Agreement as set forth below, with effect as of the Effective Date.

21. The parties hereby agree to add Buyer Subsidiary as a party to the Original Agreement.

22. The parties hereby agree that each Purchase Order provided by Buyer pursuant to Section 3 of the Original Agreement will clearly state whether Buyer or Buyer Subsidiary will be the entity receiving and paying for the Products covered by such Purchase Order. If a Purchase Order states that Buyer Subsidiary will be the entity receiving and paying for the Products covered by such Purchase Order, the following shall apply:

22.1. References in the Original Agreement to Supplier’s obligations to deliver the Products covered by such Purchase Order to Buyer shall be changed to an obligation to deliver such Products to Buyer Subsidiary;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

22.2. Buyer Subsidiary shall be responsible for collecting and inspecting the Products covered by such Purchase Order and references to Buyer’s obligations relating to the collection or inspection of Purchase Orders will be changed to Buyer Subsidiary with respect to such Purchase Order; provided that any action or inaction of Buyer Subsidiary shall be attributed to Buyer, as if it was Buyer’s own action or inaction.

22.3. Supplier will invoice Buyer Subsidiary for such Purchase Order; and

22.4. Buyer Subsidiary shall be responsible paying the amounts due for such Purchase Order; provided that Buyer shall remain liable towards Supplier for any failure by Buyer Subsidiary to pay any such invoices when due.

23. The parties hereby agree that the Forecast provided to Supplier pursuant to Section 3.1 of the Original Agreement will be provided by the Buyer. The Buyer shall ensure that the Forecast includes all Purchase Orders placed by the Buyer or the Buyer Subsidiary.

24. All other terms and conditions of the Original Agreement shall remain unchanged and in full force and effect.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, each of the Parties has executed this First Amendment Agreement and the Appendices hereto as of the Effective Date.

89 Bio Ltd.		Teva Biotech GmbH

signature:	/s/ Anat Naschitz	signature:	/s/ Hermann Allgaier
name: Anat Naschitz		name: Dr. Hermann Allgaier
designation:	Director	designation:	Managing Director of Teva Biotech GmBH

		signature:	/s/ Eric Kurzhals
name: Eric Kurzhals
		designation:	Director PMI

Date: June 25, 2018		Date: June 26, 2018

UAB Rigridas

signature:	/s/ Ram Waisbourd
name: Ram Waisbourd
designation:	CEO

Date: June 25, 2018

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Second Amendment

to Reagent Supply and Technology Transfer Agreement

This Agreement (“Second Amendment Agreement”), effective as of the 26 day of July, 2018, (the “Amendment Date”), is entered into by and among: Teva Biotech GmbH, a company formed under the laws of Germany (“Supplier”); 89Bio Ltd., a company formed under the laws of Israel (“Buyer”); and UAB 89bio Lithuania (foremerly UAB Rigridas), a company formed under the laws of the Republic of Lithuania, with an address at Jogailos str. 9, Vilnius, the Republic of Lithuania (“Buyer Subsidiary”). This Agreement replaces the Second Amendment Agreement formerly signed by the Buyer and Buyer Subsidiary on the 31 day of July, 2018 and signed by the Supplier on 26 day of July, 2018.

WHEREAS, Supplier and Buyer are party to that certain Reagent Supply and Technology Transfer Agreement dated April 5, 2018 (the “Original Agreement”) and the Buyer Subsidiary has become Party to the Original Agreement as per the First Amendment Agreement dated June 25, 2018; and

WHEREAS, the Original Agreement contemplates, among other things, BUYER shall provide the SUPPLIER with a monthly updated, rolling, non-binding forecast (“Forecast”), specifying BUYER’s requirements of each of the Products separately covering the following twelve (12) months. The forecasted quantities of each of the Products per month shall be within the quantity ranges defined in the Annexes 1—4 of the Reagent Supply and Technology Transfer Agreement (the “Original Agreement”).

WHEREAS, promptly after the Effective Date with respect to the First Order (as defined below) or one hundred and eighty (180) days prior to the delivery date at the latest with respect to all further orders for Products, BUYER shall place firm orders (“Purchase Order”) specifying the required quantity of the Products at the Supply Prices in Annexes 1—4 and delivery conditions effective at the order date.

WHEREAS, each Purchase Order shall detail the total order quantity of Product(s) to be delivered, and shall specify BUYER’s requested date of delivery (taking into consideration a one hundred and eighty (180) days lead time with respect to orders other than the First Order).

WHEREAS, 89Bio wishes to have the right to cancel the August Order 2018 agreed in Annex 6—First Order of the Reagent Supply and Technology Transfer Agreement (the “Original Agreement”)

WHEREAS, 89Bio wishes to place a new Purchase Order for delivery in January 2019

NOW THEREFORE, the Parties agree as follows:

1.	The First Order, as described in Annex 6 to the Original Agreement, as far as referring to the delivery agreed for August 2018, is herewith cancelled.

2.

Buyer and/or Buyer Subsidiary will place an order, which will cover the same materials as the cancelled part of the First Order. This order shall be placed keeping the standard lead-time of one hundred and eighty (180) days prior to the delivery date.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.

The Parties are today already aware that, depending upon a milestone result in 89Bio’s project, Buyer and/or Buyer Subsidiary shall have the right to cancel this Purchase Order described under Clause 2 of this Second Amendment by providing written notification to Supplier no later than November 16, 2018.

4.

If Buyer and/or Buyer Subsidiary cancels this Purchase Order, Buyer and/or Buyer Subsidiary shall pay Supplier a cancellation fee of 50% of the order value.. In case of a partial cancellation (reduction of the quantities), the cancellation fee will be calculated accordingly. Numeric example for partial cancellation fee only:

Quantity of reagent ST6 in Purchase Order 1550 grams ST6 Partial cancellation by 89Bio before Nov 16th, 2018 550 grams ST6 Resulting partial cancellation fee without VAT 54450 Euro (275g)

Supplier will invoice Buyer or Buyer Subsidiary for such cancellation fee, and Buyer or Buyer Subsidiary will pay cancellation fee within 30 days of receipt of invoice.

5.	All other terms and conditions of the Original Agreement shall remain unchanged and in full force and effect.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, each of the Parties has executed this Second Amendment Agreement as of the Effective Date.

89 Bio Ltd.		Teva Biotech GmbH

signature:	/s/ Ram Waisbourd	signature:	/s/ Hermann Allgaier
name: Ram Waisbourd		name: Dr. Hermann Allgaier
designation:	COO	designation:	Managing Director of Teva Biotech GmBH

		signature:	/s/ Eric Kurzhals
name: Eric Kurzhals
		designation:	Director PMI

Date: August 1, 2018		Date: August 1, 2018

UAB 89bio Lithuania

signature:	/s/ Ram Waisbourd
name: Ram Waisbourd
designation:	CEO

Date: August 1, 2018

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Third Amendment

to Reagent Supply and Technology Transfer Agreement

This Agreement (“Third Amendment Agreement”), effective as of the 30 day of January, 2019, (the “Amendment Date”), is entered into by and among: Teva Biotech GmbH, a company formed under the laws of Germany (“Supplier”); 89Bio Ltd., a company formed under the laws of Israel (“Buyer”); and UAB 89Bio Lithuania, a company formed under the laws of the Republic of Lithuania (“Buyer Subsidiary”).

WHEREAS, Supplier and Buyer are party to that certain Reagent Supply and Technology Transfer Agreement dated April 5, 2018 (the “Original Agreement”); and

WHEREAS, the Buyer Subsidiary has become Party to the Original Agreement as per the First Amendment Agreement dated June 25, 2018 (the “First Amendment Agreement”; and

WHEREAS, the parties entered into a Second Amendment Agreement dated August 1, 2018 (the “Second Amendment Agreement”); and

WHEREAS, SUPPLIER and BUYER agreed that the Original Agreement shall be effective from the Effective Date until 31.12.2019 (“Original Term”); and

WHEREAS, SUPPLIER and BUYER agreed in the Original Agreement that in the context of process transfer any supply of additional documents and materials, as well as any such consultancy may be granted until latest [***] after termination of the Original Agreement; and

WHEREAS, SUPPLIER and BUYER agreed in the Original Agreement that the supply prices and the maximum order quantities for the Products will be as set forth in Annexes 1—4 of the Original Agreement; and

WHEREAS, SUPPLIER and BUYER agreed in the Original Agreement that the supplies of [***] until [***] shall be processed using [***] unless confirmed otherwise by BUYER in writing; and

WHEREAS, SUPPLIER and BUYER agreed in the Original Agreement that it shall be SUPPLIER’s [***] decision for each confirmed order, according to which [***] to be supplied will be manufactured, provided that the supplied Product meets the Specifications set forth in the Quality Agreement; and

WHEREAS, the parties now wish to extend the Term (“Original Term”) of the Reagent Supply and Technology Transfer Agreement (the “Original Agreement”) until 31.12.2022 (“Extended Term”), and to agree to further amendments, whereas those further amendments shall become effective from 01.01.2020 only;

The Original Agreement, as amended by the First Amendment Agreement, the Second Amendment Agreement and this Third Amendment Agreement, shall be referred to as this “Agreement”.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

NOW THEREFORE, the Parties agree as follows:

The Term (“Original Term”) agreed in Clause 12 of the Original Agreement shall be extended until 31.12.2022 (The period between 01.01.2020 and 31.12.2022 shall be referred to as the “Extended Term”). Thereafter, this Agreement shall terminate automatically without the requirement for any Party to give notice, unless extended by the mutual written agreement of the Parties.

In the context of transfer of the manufacturing process any supply of additional documents and materials from the SUPPLIER to BUYER, as well as any such consultancy, as stipulated in Clause 15.5, may be granted until latest twenty-four (24) months after termination of this Agreement, but in any case no longer than until the end of the Extended Term (31.12.2022).

The prices set forth in Annexes 1-4 of the Original Agreement shall remain the same during the Original Term. During the Extended Term, the prices shall be as set forth in Annex 1 to this Third Amendment Agreement.

The maximum order quantities set forth in Annexes 1-4 of the Original Agreement shall be for the Extended Term as follows:

The order quantities for [***]:

Maximum annual quantity:

Quantity per calendar year	Year
[***]	[	***]

Maximum order quantity:

Quantity per Order	Year
[***]	[	***]

The order quantities for [***]:

Maximum annual quantity:

Quantity per calendar year	Year
[***]	[	***]

Maximum order quantity:

Quantity per Order	Year
[***]	[	***]

[***]

The order quantities for [***]:

Maximum annual quantity:

Quantity per calendar year	Year
[***]	[	***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Maximum order quantity:

Quantity per Order	Year
[***]	[	***]

[***]

The order quantities for [***]:

Maximum annual quantity:

Quantity per calendar year	Year
[***]	[	***]

Maximum order quantity:

Quantity per Order	Year
[***]	[	***]

With regard to [***], SUPPLIER is currently [***]. It shall be SUPPLIER’s [***] decision for each confirmed order, according to which [***] to be supplied will be manufactured, provided that the supplied Product meets the Specifications set forth in the Quality Agreement.

With regard to [***], SUPPLIER has [***]. It shall be SUPPLIER’s [***] decision for each confirmed order, according to which [***] be supplied will be manufactured, provided that the supplied Product meets the Specifications set forth in the Quality Agreement.

No later than [***] prior to the delivery of [***], Supplier will send Buyer a CoA of the batch from which the material will be supplied. If the activity of the batch is [***], Buyer will have the right to send, within [***], a new purchase order for additional quantities of the material to compensate for the [***] These additional quantities will be provided together with the rest of the order of the material at the same price per gram.

No later than thirty [***] prior to the delivery of [***], Supplier will send buyer a CoA of the batch from which the material will be supplied. If the activity of the batch is [***], Buyer will have the right to send, within [***], a new purchase order for additional quantities of the material to compensate for the [***]. These additional quantities will be provided together with the rest of the order of the material at the same price per gram.

For the avoidance of doubt, this right to order and to receive further quantities of material shall be valid only within the limits of the quantities stipulated under Clause 4 of this Third Amendment Agreement.

The amendments stipulated under 2.—7 of this Third Amendment Agreement shall become effective from 01.01.2020 only.

All other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, each of the Parties has executed this Third Amendment Agreement as of the Effective Date.

89 Bio Ltd.		Teva Biotech GmbH

signature:	/s/ Rohan Palekar	signature:	/s/ Hermann Allgaier
name: Rohan Palekar designation: CEO		name: Dr. Hermann Allgaier designation: Managing Director of Teva Biotech GmBH

signature:	/s/ Anat Naschitz	signature:	/s/ Eric Kurzhals
name: Anat Naschitz designation: Director		name: Eric Kurzhals designation: Director PMI

Date: February 1, 2019		Date: January 30, 2019

UAB 89bio Lithuania

signature:	/s/ Ram Waisbourd
name: Ram Waisbourd designation: Director

Date: January 31, 2019